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                             AMENDMENT TO PROMISSORY NOTE

    THAT CERTAIN Promissory Note ("NOTE") dated October 17, 1997, in the principal sum of EIGHT MILLION and NO/100 DOLLARS ($8,000,000), made by EAGLE HARDWARE & GARDEN, INC., a Washington corporation, ("BORROWER") and payable to KEYBANK NATIONAL ASSOCIATION ("LENDER"), is amended as follows:

    1. The definition of Adjustment Date in Section 1.1(a) of the Note is replaced with the following:

              ADJUSTMENT DATE means the date of this Note and the fifteenth
              (15th) day of each calendar month hereafter.

    2.   Section 2 of the Note is replaced with the following:

              2. PAYMENTS. On the 15th day of November, 1997, and on the same day of each month thereafter, Borrower shall make monthly payments of principal and interest consisting of the sum of: (a) all interest accrued through the last payment date, and (b) a payment of principal in the amount of SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX and 67/100 DOLLARS ($66,666.67).

    The Note, as amended hereby, is affirmed and ratified.

    IN WITNESS WHEREOF, Borrower and Lender have signed this Amendment effective as of this 1st day of November, 1997.


                                       "LENDER"

                                       KEYBANK NATIONAL ASSOCIATION, a national banking association

                                       By:    /s/ Shelly L. Schwab
                                             -----------------------------
                                       Name:  Shelly L. Schwab
                                             -----------------------------
                                       Title: Senior Loan Closing Officer
                                             -----------------------------

                                       "BORROWER"

                                       EAGLE HARDWARE & GARDEN, INC., a
                                       Washington corporation

                                       By:    /s/ Ronald P. Maccarone
                                             -----------------------------
                                       Name:  Ronald P. Maccarone
                                             -----------------------------
                                       Title: EVP/CFO
                                             -----------------------------